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                                                                   EXHIBIT 10.19

                     GENERAL SUBORDINATED SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of April 5, 2004, between EUGENE WELDING COMPANY, a Michigan corporation with offices at 2420 Wills Street, Marysville, MI 48040 (the "Debtor"), and JOSEPH GUNNAR & CO., LLC, with offices at 30 Broad Street, New York, NY 10004 as representative of the Note Holders (the "Secured Party Representative");

                              W I T N E S S E T H :

      WHEREAS, the Debtor is a subsidiary of Tarpon Industries, Inc. a Michigan corporation ("Tarpon"); and

      WHEREAS, Tarpon and certain investors (the "Note Holders") are parties to 8.0% promissory notes issued by the Tarpon in the aggregate principal amount of up to $2,000,000 (herein, as at any time amended, extended, restated, renewed or modified, the "Notes"); and

      WHEREAS, it is a condition to the willingness of the Note Holders to accept the Notes and make the loan evidenced thereby that Debtor execute a guaranty of even date guaranteeing Tarpon's performance under the Notes; and

      WHEREAS, Debtor's performance under the guarantee is secured by a lien on Debtor's assets, subordinate only to the liens of Debtor's senior lenders; and

      WHEREAS, Debtor enter into this Agreement and grants to the Secured Party Representative the security interest provided for herein for the benefit of the Note Holders;

      NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

      Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning specified therefor in the Guaranty. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

      "Assigned Agreements" shall mean all contracts and agreements of the Debtor.

      "Collateral" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

            All personal property and fixtures of the Debtor of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

                  (i) all of the Debtor's goods including, without limitation:

                        (A) all inventory, including without limitation,
                  equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "Inventory"), including without limitation that located at the locations listed on Schedule 1 annexed hereto;

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                        (B) all equipment (the "Equipment") employed in
                  connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on Schedule 1 annexed hereto;

                  (ii) all of the Debtor's present and future accounts, accounts receivable, general intangibles, contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtor's rights (including rights to payment) under all Assigned Agreements, together with

                        (A) all claims, rights, powers or privileges and
                  remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the reasonable opinion of the Secured Party Representative) may be necessary or advisable in connection with any of the foregoing,

                        (B) all liens, security, guaranties, endorsements,
                  warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

                        (C) all rights to property forming the subject matter of
                  the Receivables including, without limitation, rights to stoppage in transit and rights to returned or repossessed property,

                        (D) all writings relating thereto or arising in
                  connection therewith including without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

                        (E) all catalogs, computer and automatic machinery
                  software and programs, and the like pertaining to operations by the Debtor in, on or about any of its plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

                        (F) all accounts, contract rights, general intangibles
                  and other property rights of any nature whatsoever arising out of or in connection

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                  with the foregoing, including without limitation, payments due and to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

                  (iii) patents, patent applications, copyrights and
            intellectual property of all description;

                  (iv) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by the Debtor naming the Secured Party Representative as secured party; and

                  (v) all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iii) above.

      "Instrument" shall have the meaning specified in Article 3 of the Uniform Commercial Code, as in effect from time to time in the State of New York and shall also include any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

      "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance (including any easement, right of way, zoning restriction and the like), lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

      "Permitted Liens" means:

            (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books;

            (b) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

            (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with

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      workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (d) judgment Liens in existence less than 60 days after the entry thereof or with respect to which execution has been stayed;

            (e) ground leases in respect of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

            (f) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Debtor and its subsidiaries taken as a whole;

            (g) any interest or title of a lessor secured by a lessor's interest under any lease of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

            (h) a Lien ("Purchase Lien") on any asset securing indebtedness (including capitalized lease obligations) incurred or assumed for the purpose of financing the pur- chase price (including capitalized lease payments in the nature thereof) of such asset, provided that such Purchase Lien attaches only to the asset acquired with the proceeds of such indebtedness and attaches concurrently with or within ten (10) days following the acquisition thereof (but not including the matters referred to in (j) below).

            (i) the existing Liens ("Existing Liens") described on Schedule 2 annexed hereto.

            (j) liens (the "Acquisition Liens") related to future acquisition that have been approved, prior to such acquisitions, but the Secured Party Representative.

      "Person" means any natural person, corporation, firm, association, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government, governmental agency or subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Receivables" has the meaning specified therefor in clause (ii) of the definition of Collateral.

      "Secured Obligations" means all obligations of the Debtor, whether for fees, expenses or otherwise, now existing or hereafter arising under this Agreement and the Guaranty.

      "Senior Indebtedness" shall mean all obligations and liabilities of and any renewal, extension, refunding, amendment or modification of any such indebtedness of Debtor, Debtor to Comerica Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, no existing or later arising and whatever the amount and however evidenced.

      Section 2. Security Interests. As security for the payment and performance of all Secured Obligations the Debtor does hereby grant and assign to the Secured Party Representative

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for the benefit of the Note Holders, a continuing perfected security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located, subject to the priority, if any, of Existing Liens and pari passu with any Purchase Liens and Acquisition Lien.

      Section 3. Subordination. The security interest granted in this Agreement is expressly subordinated to the security interest(s) granted to any holder of Senior Indebtedness (as defined above) in accordance with the terms of the Subordination Agreement among Secured party Representative and Comerica Bank dated April 5, 2004.

      Section 4. General Representations, Warranties and Covenants. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            (a) This Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Debtor contained herein, in the Guaranty and otherwise made in writing in connection herewith or therewith.

            (b) Except for the security interest of the Secured Party Representative therein, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens) and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party Representative.

            (c) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein and so long as the Guaranty remains outstanding or any of the Secured Obligations of the Debtor remain unpaid, the Debtor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interest of the Secured Party Representative hereby granted and provided for and (ii) with respect to Permitted Liens.

            (d) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office and chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 4(d). The originals of all Assigned Agreements and all documents (as well as all duplicates thereof) evidencing all Receivables and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office or at such new location as the Debtor may establish in accordance with the last sentence of this Section 4(d). The Debtor shall establish no such new location until (i) it shall have given to the Secured Party Representative not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other in-

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      formation in connection therewith as the Secured Party Representative may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party Representative (including, without limitation, all action required by Section 8 hereof), to maintain the security interest of the Secured Party Representative in the Receivables intended to be granted at all times fully perfected and in full force and effect.

            (e) Debtor has no Collateral located outside of the State of Michigan on the date hereof.

            (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change such name, conduct its business in any other name or take title to the Collateral in any other name while this Agreement remains in effect without the consent of the Secured
      Party Representative. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past six years other than as set forth in Schedule 3 annexed hereto.

            (g) At the Debtor's own expense, the Debtor will: (i) keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workers' compensation laws, by insurers and in reasonable amounts approved by the Secured Party Representative, for the benefit of the Debtor and the Secured Party Representative, (ii) upon request by the Secured Party Representative, promptly deliver the insurance policies or certificates thereof to the Secured Party Representative, and (iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements. Upon any failure of the Debtor to comply with its obligations pursuant to this Section 4(g), the Secured Party Representative may at its option, and without affecting any of its other rights or remedies provided herein or as a secured party under the Uniform Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 15%.

            (h) Subject to the rights of the holders of the Senior Indebtedness, the Debtor hereby assigns to the Secured Party Representative all of Debtor's right, title and interest in and to any and all monies which may become due and payable with respect to the Collateral under any policy insuring the Collateral (except proceeds relating to tangible personal property which are applied to restoration or replacement), including return of unearned premium, and shall cause any such insurance company to make payment directly to the Secured Party Representative for application to amounts outstanding under the Note in accordance with the terms of the Note and, to the extent not provided therein, in such order as the Secured Party Representative shall determine.

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            (i) The Debtor will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

            (j) The Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in the ordinary course of business.

            (k) The Debtor will not assert against the Secured Party Representative or the Note Holders any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof.

            (l) The Debtor will indemnify and hold the Secured Party Representative and the Note Holders harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof.

            (m) The Debtor will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that the Debtor shall deliver copies thereof to the Secured Party Representative upon its request, which may be made at any time and from time to time after an Event of Default.

            (n) The Debtor will not enter into any agreement that is inconsistent with the Debtor's obligations under this Agreement, without the prior written consent of the Secured Party Representative.

      Section 5. Special Provisions Concerning Assigned Agreements. The Debtor represents, warrants and agrees as follows:

            (a) The Assigned Agreements constitute the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms.

            (b) The Debtor will faithfully abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreements.

            (c) At the request of the Secured Party Representative, and at the sole cost and expense of the Debtor, the Debtor will enforce or secure the performance of each and every material obligation, covenant, condition and agreement contained in the Assigned Agreements to be performed by the other parties thereto.

            (d) The Debtor will not modify, amend or agree to vary any of the Assigned Agreements in any material respect other than in the ordinary course of business, or otherwise act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in default under the terms thereof.

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            (e) The Debtor will not terminate or permit the termination of any
      Assigned Agreement, except in accordance with its terms, other than in the ordinary course of business.

            (f) Without the prior written consent of the Secured Party Representative, the Debtor will not, other than in the ordinary course of business, waive or in any manner release or discharge any party to any Assigned Agreement from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

            (g) Subject to the rights of the holder of the Secured Indebtedness, if the Secured Party Representative so requests after the occurrence of an Event of Default and unless and until it is cured, the Debtor will hold any payments received by it which are assigned and set over to the Secured Party Representative by this Agreement for and on behalf of the Secured Party Representative and turn them promptly over to the Secured Party Representative forthwith in the same form in which they are received (together with any necessary endorsement) for application to amounts outstanding under the Note in accordance with the terms of the Note and, to the extent not provided therein, in such order as the Secured Party Representative shall determine.

            (h) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreements or the obligations, duties or liabilities of the Debtor and any assignee thereunder.

            (i) Should the Debtor fail to make any payment or to do any act as herein provided after 15 day's notice by the Secured Party Representative, the Secured Party Representative may (but without obligation on the Secured Party Representative's part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Secured Party Representative may deem reasonably necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby and the Debtor, and the Secured Party Representative may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

            (j) Upon the request of the Secured Party Representative, the Debtor will send to the Secured Party Representative copies of all notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreements.

      Section 6. Special Provisions Concerning Receivables.

            (a) As of the time when each Receivable arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

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                  (i) will be signed by the account debtor named therein (or such account debtor's duly authorized agent) or otherwise be binding on the account debtor;

                  (ii) will represent the genuine, legal, valid and binding
            obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

                  (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein; and

                  (iv) will be in compliance and will conform with all
            applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

            (b) The Debtor will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Secured Party Representative, at the Debtor's own cost and expense, at any and all reasonable times upon notice from the Secured Party Representative. The Debtor shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Secured Party Representative or to its representatives upon its demand at any time after the occurrence of an Event of Default unless and until it is cured and, if prior to the Maturity Date, Acceleration. If the Secured Party Representative shall so request, the Debtor shall legend, in form and manner satisfactory to the Secured Party Representative, the Receivables and other books, records and documents of the Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Secured Party Representative and that the Secured Party Representative has a security interest therein.

            (c) Except in the ordinary course of business prior to an Event of Default and, if prior to the Maturity Date, Acceleration, the Debtor will not rescind or cancel any indebtedness evidenced by any Receivable or modify any material term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Secured Party Representative, except that the Debtor may grant discounts in connection with the prepayment of any Receivable in an amount which is customary in the line of business in which the Debtor is engaged and consistent with the Debtor's past practices.

            (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Secured Party Representative in the Receivables.

            (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each Receivable, as and when due (including, without limita-

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      tion, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and credit forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including reasonable attorney's fees) of collection, whether incurred by the Debtor or the Secured Party Representative, shall be borne by the Debtor.

            (f) If any of the Receivables becomes evidenced by an Instrument (other than a check received in payment of a Receivable and deposited in the ordinary course of business), the Debtor will notify the Secured Party Representative thereof, and, upon request by the Secured Party Representative, promptly deliver such Instrument to the Secured Party Representative appropriately endorsed to the order of the Secured Party Representative as further security for the satisfaction in full of the Secured Obligations.

            (g) Upon request of the Secured Party Representative, at any time when an Event of Default and, if prior to the Maturity Date, Acceleration shall exist, the Debtor shall promptly notify (in manner, form and substance satisfactory to the Secured Party Representative) all Persons who are at any time obligated under any Receivable that the Secured Party Representative possesses a security interest in such Receivable and that all payments in respect thereof are to be made to such account as the Secured Party Representative directs.

      Section 7. Special Provisions Concerning Equipment. The Debtor will do nothing to impair the rights of the Secured Party Representative in the Equipment. The Debtor shall cause the Equipment to at all times constitute and remain personal property. The Debtor will at all times keep all Equipment insured with financially responsible insurance companies in favor of the Secured Party Representative, at the expense of the Debtor, against such perils and in such amounts as are customary for Persons in the same general line of business as the Debtor and operating in similar geographic locations and markets. If the Debtor shall fail to insure the Equipment to the Secured Party Representative's satisfaction, or if the Debtor shall fail so to endorse and deposit all policies or certificates with respect thereto, the Secured Party Representative shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Secured Party Representative for all costs and expenses of procuring such insurance, together with interest at a rate per annum equal to 15%. The Secured Party Representative may apply any proceeds of such insurance when received by it pursuant to the terms of this Section 7 or
Section 4(h) hereof toward the payment of any of the Secured Obligations, whether or not the same shall then be due. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

      Section 8. Financing Statements; Documentary Stamp Taxes.

            (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party Representative from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and

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      other property or rights covered by the security interest hereby granted, which the Secured Party Representative deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Debtor hereby constitutes the Secured Party Representative its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements and other documents as the Secured Party Representative may request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Secured Party Representative to file any such financing statements and other documents without the signature of the Debtor or to execute the same on behalf of the Debtor. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements.

            (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Secured Party Representative harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

      Section 9. Special Provisions Concerning Remedies and Sale. In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence of an Event of Default the Secured Party Representative shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Note and in any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Secured Party Representative. Without in any way limiting the foregoing, upon the giving of notice to the Debtor of Secured Party Representative's intent to pursue any one or all of the following or any other remedies:

            (a) Upon the occurrence of an Event of Default, and unless and until it is cured, the Secured Party Representative shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Note and any other document whereby the Debtor has granted any Lien to the Secured Party Representative. The Secured Party Representative shall have the right, without further notice to, or assent by, the Debtor, in the name of the Debtor or in the name of the Secured Party Representative or otherwise:

                  (i) to ask for, demand, collect, receive, compound and give acquittance for the Receivables or any part thereof;

                  (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables;

                  (iii) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;

                  (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party Representative necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

                  (v) to make test verifications of the Receivables or any
            portion thereof;

                  (vi) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Secured Party Representative for the account of the Secured Party Representative and to require the Debtor to forthwith give similar notice to the account debtors;

                  (vii) to require the Debtor forthwith to account for and
            transmit to the Secured Party Representative in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Secured Party Representative and not commingle such proceeds with any other funds of the Debtor;

                  (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

                  (ix) to execute any instrument and do all other things
            necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

                  (x) upon notice to such effect, to require the Debtor to
            deliver, at the Debtor's expense, any or all Collateral to the Secured Party Representative at a place designated by the Secured Party Representative; and

                  (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party Representative may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party Representative.

      The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Secured Party Representative shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party Representative elects to do any such act, the Secured Party Representative shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

            (b) The Secured Party Representative may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party Representative shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Secured Party Representative shall be turned over to the Debtor and the Collateral shall be promptly reassigned to the Debtor by the Secured Party Representative without recourse to the Secured Party Representative and without any representations, warranties or agreements of any kind.

            (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

                  (i) the Secured Party Representative may, to the extent
            permitted by law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any Note or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Note and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party Representative after being appropriately stamped to show partial payment;

                  (ii) the Secured Party Representative may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (iii) the Secured Party Representative is hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 9) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Party Representative or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party Representative or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

                  (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns;

                  (v) the receipt of the Secured Party Representative or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party Representative or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and

                  (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Secured Party Representative act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, the Note or any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Secured Party Representative, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party Representative in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Secured Party Representative shall, at least 10 days before such sale, give the Debtor written, telecopied or telex notice of its intention to sell.

      Section 10. Application of Moneys.

            (a) Except as otherwise provided herein or in the Note or Guaranty, all moneys which the Secured Party Representative shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses reasonably incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Secured Party Representative (including, without limitation, the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Note in accordance with the terms of the Note and, if not therein provided, in such order as the Secured Party Representative may determine; and Third, to the payment of all other Secured Obligations in such order as the Secured Party Representative may determine.

            (b) If after applying any amounts which the Secured Party Representative has received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

      Section 11. Fees and Expenses, etc. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Secured Party Representative in connection with this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on written demand by the Secured Party Representative setting forth in reasonable detail the nature of such expenses and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at a rate per annum equal to 15%. In addition, the Debtor will pay, and indemnify and hold the Secured Party Representative harmless from and against, any and all liabilities, obligations, losses, damages penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation.

      Section 12. Miscellaneous.

            (a) All notices, communications and distributions hereunder shall be in writing (including telecopied communication) and telecopied, personally delivered or delivered by Federal Express or other reputable overnight courier service, if to the Debtor addressed to it at its address set forth opposite its signature below, if to the Secured Party Representative, addressed to it at its address set forth opposite its signature below, or as to either party at such other address as shall be designated by such party in a written notice to such other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if telecopied, upon receipt by the addressee, (ii) if personally delivered, upon such delivery and (iii) if delivered by overnight courier service, on the business day following delivery thereof to such courier service in time for next-business-day delivery.

            (b) No delay on the part of the Secured Party Representative in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Party Representative. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party Representative to any other or further action in any circumstances without notice or demand.

            (c) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Note, this Agreement or any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Secured Party Representative or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party Representative herein provided are cumulative and not exclusive of any rights or remedies which the Secured Party Representative would otherwise have.

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

            (d) This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party Representative and its successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interest hereunder without the prior written consent of the Secured Party Representative and any such purported assignment by the Debtor shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

            (e) If Debtor has, forms or acquires any subsidiary, such subsidiary shall thereupon guaranty the Secured Obligations and enter into a security agreement with the Secured Party Representative substantially identical to this Agreement, all in form and substance satisfactory to the Secured Party Representative.

            (f) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            (g) Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (h) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            (i) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTE OR ANY FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY'S ENTERING INTO THIS AGREEMENT.

            (j) It is expressly agreed, anything herein, in the Note or in any other agreement or instrument executed in connection with the Note to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party Representative shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party Representative be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any or in respect of any Collateral.

            (k) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Addresses                                       EUGENE WELDING COMPANY
                                                as Debtor
2420 Wills Street
Marysville, MI 48040                            By: /s/ Charles A. Vanella
                                                    ----------------------------
                                                    Name:
                                                    Title: President

                                                JOSEPH GUNNAR & CO., LLC
                                                as Secured Party Representative

30 Broad Street
12th Floor                                      By: /s/ Stephan A. Stein
New York, NY 10004                                  ----------------------------
                                                    Name:  Stephan A. Stein
                                                    Title: Member

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